TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT is made this ____ day of November, 1999 by and among CASINO RESOURCE CORPORATION OF TUNISIE, S.A., a Tunisian corporation ("CRC Tunisia"), CASINO RESOURCE CORPORATION, a Minnesota corporation ("CRC"), and SEAMAR VENTURES, LLC, a Mississippi limited liability company ("SeaMar").

                                   BACKGROUND:

         The parties are parties to that certain Loan Agreement dated as of August 29, 1997 (the "Loan Agreement");

         Pursuant to the terms of the Loan Agreement, CRC Tunisia executed that certain Term Note dated as of August 29, 1997 in favor of SeaMar (the "Old Note");

         Pursuant to the terms of the Loan Agreement, CRC executed that certain Guaranty Agreement dated as of August 29, 1997 (the "Old Guaranty");

         A dispute has arisen among the parties, which has been amicably resolved and the parties desire to memorialize such resolution.

         NOW, THEREFORE, for and in consideration of the execution of that certain Note dated the date hereof by CRC Tunisia (the "New Note") and the execution of that certain Guaranty Agreement dated the date hereof by CRC (the "New Guaranty"), each in favor of SeaMar, the parties hereby agree as follows:

         1. The Old Guaranty be and it hereby is terminated in all respects and is no longer of any force or effect.



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         2. The Loan  Agreement be and it hereby is  terminated  in all respects and is no longer of any force or effect.

         3. The Old Note be and it hereby is terminated in all respects and the original copy thereof is being returned simultaneously with the execution of this Termination Agreement to CRC Tunisia, marked "Paid."

         4. Upon the reasonable request of any party, each of the other parties shall, from time to time, promptly and without the payment of any further consideration, execute and deliver to the requesting party any and all such further instruments and documents as may be necessary or advisable in the opinion of the requesting party to carry out the purposes and intention of this Termination Agreement.

         5. Each party represents and warrants to one another that upon execution and delivery of this Termination Agreement, with the exception of this Termination Agreement, the New Note and the New Guaranty, there are no agreements, obligations, or relationships between SeaMar on the one hand, and either or both of CRC Tunisia or CRC on the other hand which have not been terminated.

         6. This Termination Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.






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         7. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Louisiana.

         IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement the day and year first above written.

                       CASINO RESOURCE CORPORATION
                          OF TUNISIE, S.A.



                       By:________________________________


                       CASINO RESOURCE CORPORATION



                       By:________________________________



                       SEAMAR VENTURES, LLC



                       By:_______________________________






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